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                                                                    EXHIBIT 99.1

WILTEL COMMUNICATIONS SPECIAL COMMITTEE HIRES ADVISORS

         TULSA, Okla - The Special Committee of the Board of Directors of WilTel Communications Group Inc. announced today that they have engaged JP Morgan as financial advisor and Gibson Dunn & Crutcher as legal advisor in connection with the Committee's evaluation of the proposal from Leucadia National Corporation to acquire the 53% of WilTel's outstanding common stock not owned by Leucadia.

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